Exhibit 4(c)

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                            COMSAT Corporation,

                                    To

                    The First National Bank of Chicago,
                                               Trustee






                                 Indenture

                         Dated as of July 18, 1995






                               $206,200,000




         8-1/8% Junior Subordinated Deferrable Interest Debentures

                             Due July 18, 2025



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



              Certain Sections of this Indenture relating to
                      Sections 310 through 318 of the
                       Trust Indenture Act of 1939:

  Trust Indenture                                                     Indenture
    Act Section                                                        Section
------------------                                                   -----------

Section 310 (a)(1)..................................................... 609
            (a)(2)..................................................... 609
            (a)(3)..................................................... N/A
            (a)(4)..................................................... N/A
            (b)   ..................................................... 608,610
Section 311 (a)   ..................................................... 613
            (b)   ..................................................... 613
Section 312 (a)   ..................................................... 701
                                                                        702(a)
            (b)   ..................................................... 702(b)
            (c)   ..................................................... 702(c)
Section 313 (a)   ..................................................... 703(a)
            (b)   ..................................................... 703(a)
            (c)   ..................................................... 703(a)
            (d)   ..................................................... 703(b)
Section 314 (a)   ..................................................... 704
            (b)   ..................................................... N/A
            (c)(1)..................................................... 102
            (c)(2)..................................................... 102
            (c)(3)..................................................... N/A
            (d)   ..................................................... N/A
            (e)   ..................................................... 102
Section 315 (a)   ..................................................... 601
            (b)   ..................................................... 602
            (c)   ..................................................... 601
            (d)   ..................................................... 601
            (e)   ..................................................... 514
Section 316 (a)(1)(A).................................................. 502
                                                                        512
            (a)(1)(B).................................................. 513
            (a)(2)..................................................... N/A
            (b)   ..................................................... 508
            (c)   ..................................................... 104(c)
Section 317 (a)(1)..................................................... 503
            (a)(2)..................................................... 504
            (b)   ..................................................... 1003
Section 318 (a)   ..................................................... 107



     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                             TABLE OF CONTENTS

                                                                      PAGE

Parties................................................................ 1
Recitals of the Company and COMSAT Capital............................. 1


                                  ARTICLE ONE

                     DEFINITIONS AND OTHER PROVISIONS
                          OF GENERAL APPLICATION

Section 101.   Definitions............................................  2
               Act      ..............................................  2
               Additional Dividends...................................  2
               Additional Interest....................................  3
               Affiliate..............................................  3
               Board of Directors.....................................  3
               Board Resolution.......................................  3
               Business Day...........................................  3
               Capital Lease Obligation...............................  3
               Commission.............................................  3
               Common Stock...........................................  4
               Company  ..............................................  4
               Company Request" or "Company
                 Order................................................  4
               COMSAT Capital.........................................  4
               Corporate Trust Office.................................  4
               Corporation............................................  4
               Defaulted Interest.....................................  4
               Designated Senior Holder...............................  4
               Event of Default.......................................  4
               General Partner........................................  4
               General Partner Contribution...........................  4
               Holder   ..............................................  4
               Indenture..............................................  4
               Interest Payment Date..................................  5
               Limited Partnership Agreement..........................  5
               Maturity ..............................................  5
               NYSE     ..............................................  5
               Officers' Certificate..................................  5
               Opinion of Counsel.....................................  5
               Outstanding............................................  5
               Parent Guarantee.......................................  6
               Paying Agent...........................................  6
               Person   ..............................................  6
               Predecessor Security...................................  7
               Preferred Securities...................................  7

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

               Redemption Date........................................  7
               Redemption Price.......................................  7
               Regular Record Date....................................  7
               Responsible Officer....................................  7
               Scheduled Maturity Date................................  7
               Securities.............................................  7
               Securities Payment.....................................  7
               Security Register" and
                  Indebtedness........................................  7
               Senior Payment Default.................................  8
               Special Record Date....................................  8
               Special Representative.................................  8
               Stated Maturity........................................  8
               Subsidiary.............................................  8
               Trustee  ..............................................  9
               Trust Indenture Act....................................  9


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

 ....  9
Section 102.   Compliance Certificates and
                   Opinions...........................................  9
Section 103.   Form of Documents Delivered to
                   Trustee............................................. 10
Section 104.   Acts of Holders; Record Dates........................... 10
Section 105.   Notices, etc., to Trustee,
                   Company and COMSAT Capital.......................... 11
Section 106.   Notice to Holders; Waiver............................... 12
               Conflict with Trust Indenture
                   Act................................................. 13
Section 109.   Effect of Headings and Table
                   of Contents......................................... 13
Section 110.   Successors and Assigns.................................. 13
Section 111.   Separability Clause..................................... 13
Section 112.   Benefits of Indenture................................... 13
Section 113.   Governing Law........................................... 14
Section 114.   Legal Holidays.......................................... 14

                                  ARTICLE TWO

                                 SECURITY FORMS
Section 201.   Forms Generally......................................... 14
Section 202.   Form of Face of Security................................ 15
Section 203.   Form of Reverse of Security............................. 18
Section 204.   Form of Trustee's Certificate
                   of Authentication................................... 20






Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                 ARTICLE THREE

                                 THE SECURITIES
Section 301.   Title and Terms......................................... 21
Section 302.   Denominations........................................... 24
Section 303.   Execution, Authentication,
                 Delivery and Dating................................... 24
Section 304.   Temporary Securities.................................... 24
Section 305.   Registration, Registration of
                 Transfer and Exchange................................. 25
Section 306.   Mutilated, Destroyed, Lost and
                 Stolen Securities..................................... 26
Section 307.   Payment of Interest; Interest
                 Rights Preserved...................................... 27
Section 308.   Persons Deemed Owners................................... 28
Section 309.   Cancellation............................................ 28
Section 310.   Computation of Interest................................. 29

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE
Section 401.   Satisfaction and Discharge of
                 Indenture............................................. 29
Section 402.   Application of Trust Money.............................. 30
Section 403.   Defeasance and Discharge of
                 Indenture............................................. 31
Section 404.   Reinstatement........................................... 33

                                  ARTICLE FIVE

                                    REMEDIES
Section 501.   Events of Default....................................... 34
Section 502.   Acceleration of Maturity;
                 Rescission and Annulment.............................. 35
Section 503.   Collection of Indebtedness and
                 Suits for Enforcement by Trustee...................... 36
Section 504.   Trustee May File Proofs of
                 Claim................................................. 37
Section 505.   Trustee May Enforce Claims
                 Without Possession of Securities...................... 37
Section 506.   Application of Money Collected.......................... 37
Section 507.   Limitation on Suits..................................... 38
Section 508.   Unconditional Right of Holders
                 to Receive Principal and
                 Interest.............................................. 39


Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Section 509.   Restoration of Rights and
                 Remedies.............................................. 39
Section 510.   Rights and Remedies
                 Cumulative............................................ 39
Section 511.   Delay or Omission Not Waiver............................ 39
Section 512.   Control by Holders...................................... 40
Section 513.   Waiver of Past Defaults................................. 40
Section 514.   Undertaking for Costs................................... 41
Section 515.   Waiver of Stay or Extension
                 Laws.................................................. 41

                                  ARTICLE SIX

                                  THE TRUSTEE
Section 601.   Certain Duties and
                 Responsibilities...................................... 41
Section 602.   Notice of Defaults...................................... 43
Section 603.   Certain Rights of Trustee............................... 43
Section 604.   Not Responsible for Recitals
                 or Issuance of Securities............................. 44
Section 605.   May Hold Securities..................................... 44
Section 606.   Money Held in Trust..................................... 44
Section 607.   Compensation and
                 Reimbursement......................................... 44
Section 608.   Disqualification; Conflicting
                 Interests............................................. 45
Section 609.   Corporate Trustee Required;
                 Eligibility........................................... 45
Section 610.   Resignation and Removal;
                 Appointment of Successor.............................. 45
Section 611.   Acceptance of Appointment by
                 Successor............................................. 47
Section 612.   Merger, Conversion,
                 Consolidation or Succession to
                 Business.............................................. 47
Section 613.   Preferential Collection of
                 Claims Against Company................................ 48

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.   Company to Furnish Trustee
                  Names and Addresses of
               Holders................................................. 48
Section 702.   Preservation of Information;
                  Communications to Holders............................ 48
Section 703.   Reports by Trustee...................................... 49
Section 704.   Reports by Company...................................... 49



Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                 ARTICLE EIGHT

                    CONSOLIDATION, MERGER, OR SALE OF ASSETS

Section 801.   No Restrictions......................................... 49
Section 802.   Successor Substituted................................... 50


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES
Section 901.   Supplemental Indentures
                  Without Consent of Holders........................... 51
Section 902.   Supplemental Indentures with
                  Consent of Holders................................... 52
Section 903.   Execution of Supplemental
                  Indentures........................................... 52
Section 904.   Effect of Supplemental
                  Indentures........................................... 53
Section 905.   Conformity with Trust
                  Indenture Act........................................ 53
Section 906.   Reference in Securities to
                  Supplemental Indentures.............................. 53

                                  ARTICLE TEN

                   COVENANTS; REPRESENTATIONS AND WARRANTIES
Section 1001.  Payment of Principal and
                  Interest............................................. 54
Section 1002.  Maintenance of Office or
                  Agency............................................... 54
Section 1003.  Money for Securities Payments
                  to Be Held in Trust.................................. 54
Section 1004.  Statement by Officers as to
                  Default.............................................. 55
Section 1005.  Existence............................................... 56
Section 1006.  Additional Covenants.................................... 56


                                 ARTICLE ELEVEN

                          SUBORDINATION OF SECURITIES
Section 1101.  Securities Subordinate to
                  Senior Indebtedness.................................. 57
Section 1102.  Payment Over of Proceeds Upon
                  Dissolution, Etc..................................... 58
Section 1103.  No Payment When Senior
                  Indebtedness in Default.............................. 59


Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Section 1104.  Payment Permitted If No
                  Default.............................................. 59
Section 1105.  Subrogation to Rights of
                  Holders of Senior Indebtedness....................... 60
Section 1106.  Provisions Solely to Define
                  Relative Rights...................................... 60
Section 1107.  Trustee to Effectuate
                  Subordination........................................ 61
Section 1108.  No Waiver of Subordination
                  Provisions........................................... 61
Section 1109.  Notice to Trustee....................................... 62
Section 1110.  Reliance on Judicial Order or
                  Certificate of Liquidating Agent..................... 63
Section 1111.  Trustee Not Fiduciary for
                  Holders of Senior
                  Indebtedness......................................... 63
Section 1112.  Rights of Trustee as Holder of
                  Senior Indebtedness;
                  Preservation of Trustee's
                  Rights............................................... 63
Section 1113.  Article Applicable to Paying
                  Agents............................................... 64



                                 ARTICLE TWELVE

                            REDEMPTION OF SECURITIES
Section 1201.  Mandatory Redemption; Optional
                  Redemption........................................... 64
Section 1202.  Applicability of Article................................ 65
Section 1203.  Election to Redeem; Notice to
                  Trustee.............................................. 65
Section 1204.  Notice of Redemption.................................... 65
Section 1205.  Deposit of Redemption Price............................. 66
Section 1206.  Securities Payable on
                  Redemption Date...................................... 66


ANNEX A: Form of Amended and Restated Agreement of Limited
         Partnership of COMSAT Capital I, L.P., dated as of July
         18, 1995.



Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE, dated as of July 18, 1995, between COMSAT Corporation, a corporation duly organized and existing under the laws of the District of Columbia (herein called the "Company" or "COMSAT"), currently having its principal office at 6560 Rock Spring Drive, Bethesda, Maryland 20817, and the general partner of COMSAT Capital I, L.P., a limited partnership organized under the laws of the State of Delaware (herein called "COMSAT Capital"), currently having its principal office at c/o COMSAT Corporation, 6560 Rock Spring Drive, Bethesda, Maryland 20817, and The First National Bank of Chicago, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Amended and Restated Agreement of Limited Partnership of COMSAT Capital I, L.P., dated as of July 18, 1995 (the "Limited Partnership Agreement"), as in effect on the date hereof, the form of which is attached as Annex A hereto.


                          RECITALS OF THE COMPANY

                  WHEREAS, COMSAT Capital may pursuant to the Underwriting Agreement dated July 13, 1995 (the "Underwriting Agreement") among the Company, COMSAT Capital and the Underwriters named therein issue up to $200,000,000 aggregate liquidation preference of its 81/8% Cumulative Monthly Income Preferred Securities (the "Preferred Securities") with a liquidation preference of $25 per Preferred Security;

                  WHEREAS, the Company is guaranteeing the payment of Dividends on the Preferred Securities (if and to the extent declared from funds of COMSAT Capital legally available therefor), and payment of the Redemption Price (as defined herein) and payments on liquidation with respect to the Preferred Securities, to the extent provided in the Guarantee Agreement dated July 18, 1995 between the Company and COMSAT Capital (the "Parent Guarantee") for the benefit of the holders of the Preferred Securities;

                  WHEREAS, the Company wishes to sell to COMSAT Capital Securities in an aggregate principal amount equal to the sum of the capital contributed by the Company to COMSAT Capital as the general partner thereof (the "General Partner Contribution") and the aggregate stated liquidation preference of the Preferred Securities issued and sold by COMSAT Capital pursuant to the Underwriting Agreement;

                  WHEREAS, the Company has duly authorized the creation of an issue of its 81/8% Junior Subordinated Deferrable Interest Debentures Due July 18, 2025 (subject to extension) (the "Securities"), of substantially the tenor and amount hereinafter set forth and to provide therefor the Company has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                ARTICLE ONE

                     DEFINITIONS AND OTHER PROVISIONS
                          OF GENERAL APPLICATION


Section 101.      Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act (as defined herein), either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Dividends" means dividends that shall accrue on any dividend arrearages in respect of the Preferred Securities at the rate of 81/8% per annum compounded monthly.

                  "Additional Interest" means (i) interest that shall accrue on any interest on the Securities that is not paid when due or not paid during an extension of an interest payment period, which in either case shall accrue at the rate of 81/8% per annum compounded monthly, and
(ii) an amount equal to any amount that COMSAT Capital would be required to pay in taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority such that the net amounts received and retained by COMSAT Capital after paying any such taxes, duties, assessments or governmental charges will not be less than the amounts COMSAT Capital would have received had no such taxes, duties, assessments or governmental charges been imposed.

                  "Affiliate" of any specified Person (as defined herein) means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "Control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day other than a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

                  "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other indebtedness arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common  Stock"  includes  any  stock of any class of the
Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.

                  "Company" or "COMSAT" means the Person named as the "Company" or "COMSAT" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" or "COMSAT" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "COMSAT Capital" means the Person specified as such in the first paragraph of this instrument or any successor thereto permitted pursuant to the Limited Partnership Agreement.

                  "Corporate Trust Office" means the principal office of the Trustee in Chicago, Illinois, at which at any particular time its corporate trust business shall be administered.

                  "Corporation" means a corporation, association, company, joint-stock company or business trust.

                  "Defaulted Interest" has the meaning specified in
Section 307.

                  "Designated Senior Holder" means, with respect to any Senior Indebtedness, the Person designated as such in accordance with the terms of the instrument evidencing such Senior Indebtedness or, if no Person is so designated, any trustee, agent, fiduciary, representative, group or Person authorized to act on behalf of the holders of such Senior Indebtedness.

                  "Event of Default" has the meaning specified in Section
501.

                  "General Partner" has the meaning specified in the Limited Partnership Agreement.

                  "General Partner Contribution" has the meaning specified in the Recitals to this instrument.

                  "Holder" means a Person in whose name a Security is registered in the Security Register (as defined herein).

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Interest Deferral Event" means failure of Holders of Preferred Securities (including any such failure following an election by the Company to extend interest payments on the Securities in accordance with their terms) to receive, for 18 consecutive months, the full amount of Dividends (including Additional Dividends) accumulated on the Preferred Securities.

                  "Interest Payment Date" means the Stated Maturity (as defined herein) of each installment of interest on the Securities, which shall be on the last day of each calendar month of each year commencing July 31, 1995 until the principal of the Securities is paid or duly provided for.

                  "Investment Grade" means with respect to any security a security that has been rated in one of the four highest rating categories by Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investor Services, Duff & Phelps Credit Rating Company or any other nationally recognized statistical rating organization.

                  "Limited Partnership Agreement" has the meaning specified in the first paragraph of this instrument.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "NYSE" means the New York Stock Exchange.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 1004 shall be the principal executive, financial or accounting officer of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent (as defined herein)) for the Holders of such Securities; provided, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (other than COMSAT Capital) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Parent Guarantee" has the meaning specified in the Recitals to this instrument.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Preferred Securities" has the meaning specified in the Recitals to this instrument.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption   Price",  when  used  with  respect  to  any
Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the Business Day next preceding such Interest Payment Date, subject to the proviso in Section 307.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Scheduled Maturity Date" means July 18, 2025.

                  "Securities" has the meaning specified in the Recitals to this instrument.

                  "Securities Payment" has the meaning specified in
Section 1102.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Senior Indebtedness" means the principal of, premium, if any, interest on and any other payment due pursuant to any of the following, whether outstanding at the date of execution hereof or hereafter incurred:

                  (i) all indebtedness of the Company evidenced by notes, debentures, bonds or other securities sold by the Company for money;

                  (ii)       all Capital Lease Obligations of the Company;

                  (iii) all obligations of others of the kinds described in the preceding clauses (i) and (ii) assumed by or guaranteed in any manner by the Company or in effect guaranteed by the Company;
and

                  (iv) all renewals, extensions or refundings of obligations of the kinds described in any of the preceding clauses (i), (ii) and (iii);

provided,   however,   that  the  following  shall  not  constitute  Senior
Indebtedness: (A) that percentage of any indebtedness of the Company to any Subsidiary (as defined herein) of the Company which is equal to the Company's percentage interest in such Subsidiary, or (B) any indebtedness which by the terms of the instrument creating or evidencing the same expressly provides that such indebtedness is not superior in right of payment to or is pari passu with the Securities. Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

                  "Senior Payment Default" has the meaning specified in
Section 1103.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Special Representative" means the Person appointed under the Limited Partnership Agreement to exercise the right of COMSAT Capital as a Holder of the Securities to accelerate the principal amount of the Securities upon an Event of Default, to enforce COMSAT Capital's creditors rights upon an Interest Deferral Event, and to enforce COMSAT Capital's other creditor rights hereunder and under the Securities and the Guarantee.

                  "Stated Maturity", where used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal, together with any accrued and unpaid interest (including Additional Interest), of such Security or such installment of interest is due and payable.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "U.S. Government Obligations" means direct obligations of or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of (or certificates representing ownership interests in such obligations held by a custodian on behalf of the owners of such ownership interests provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the owner of such obligations from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such certificate) the United States of America, (i) the timely payment of which is unconditionally guaranteed by the United States of America, (ii) for the payment of which the full faith and credit of the United States of America is pledged, and (iii) which are not callable or redeemable at the issuer's option.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".


Section 102.      Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

Section 103.  Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


Section 104.      Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such  execution or by a  certificate  of a notary public or
other  officer  authorized  by  law  to  take   acknowledgments  of  deeds,
certifying   that  the  individual   signing  such  instrument  or  writing
acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.


Section 105.      Notices, etc., to Trustee, Company and COMSAT
                  Capital.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Services
Division, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


Section 106.      Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder as to which such notice is required to be made, at his or her address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


Section 107.      Immunity of Shareholders, Officers and Directors.

                  No recourse shall be had for the payment of the principal of or the interest, if any, on, any Security, or for any claim based thereon, or upon any obligation, covenant or agreement of this Indenture or any supplemental indenture, against any shareholder, officer or director, as such, past, present or future of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and any supplemental indenture and all the Securities are solely corporate obligations, and that no personal liability whatever shall attach to, or is incurred by, any shareholder, officer or director, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities, or to be implied herefrom or therefrom; and that any and all such personal liability is hereby expressly released and waived as a condition of, and as part of the consideration for, the execution of this Indenture, any supplemental indenture and the issue of the Securities.

Section 108.      Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


Section 109.      Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


Section 110.      Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind their respective successors and assigns, whether so expressed or not.


Section 111.      Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 112.      Benefits of Indenture.

                  The Company's obligations under this Indenture and the Securities will also be for the benefit of the holders from time to time of the Preferred Securities. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, the holders of Preferred Securities, the Special Representative and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 113.      Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.


Section 114.      Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day (subject, in the case of an Interest Payment Date, to Section 301) with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.



                                ARTICLE TWO

                              SECURITY FORMS


Section 201.      Forms Generally.

                  The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these or other methods, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.      Form of Face of Security.

                            COMSAT Corporation

          81/8% Junior Subordinated Deferrable Interest Debenture
                             Due July 18, 2025


No.R-$


                  COMSAT Corporation, a corporation duly organized and existing under the laws of the District of Columbia (herein called "COMSAT", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, the principal sum of Dollars on the earliest of (i) July 18, 2025 (the "Scheduled Maturity Date") (subject to extension, as provided herein) or (ii), except in the event that (A) a Tax Event or an Investment Company Event has occurred and the General Partner of COMSAT Capital I, L.P. ("COMSAT Capital") has elected to dissolve COMSAT Capital and cause the Securities to be distributed to the holders of the Preferred Securities in liquidation of COMSAT Capital as provided in Clauses (ii) or
(iii) of Section 6.2(c) of the Limited Partnership Agreement or (B) COMSAT Capital is consolidated, amalgamated, merged with or into, or replaced by, or conveys, transfers or leases its properties and assets as an entirety to, any corporation or other body pursuant to Section 9.12 of the Limited Partnership Agreement, the date upon which COMSAT Capital is dissolved, wound up, liquidated or terminated (other than any termination within the meaning of section 708(b)(1)(B) of the Internal Revenue Code of 1986 or equivalent provision of subsequent law, which termination does not constitute a termination of COMSAT Capital for any other purpose), and to pay interest thereon at the rate of 81/8% per annum from July 18, 1995, payable monthly in arrears on the last day of each calendar month of each year (each an "Interest Payment Date"), commencing July 31, 1995, until the principal hereof is paid or made available for payment. Interest will compound monthly and will accrue at the rate of 81/8% per annum on any interest installment that is not paid at the end of any monthly interest period or when otherwise due. The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year and, for any period shorter than a full monthly interest period, will be computed on the basis of the actual number of days elapsed in such period. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. A "Business Day" shall mean any day other than a day on which banking institutions in New York City are authorized or required by law or executive order to close. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day next preceding such Interest Payment Date; provided, however, that if this Security shall not continue to remain in book-entry-only form, the Company shall have the right to select record dates which shall be more than one Business Day prior to the Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  The Company may, by Company Order, prior to the Scheduled Maturity Date, extend the maturity date of the Securities no more than one time, for up to an additional 19 years from the Scheduled Maturity Date, provided that at the time of such extension (i) no Event of Default or event which after notice or lapse of time, or both, would become an Event of Default specified in Section 501(5) or Section 501(6) shall have occurred and be continuing; (ii) the Company has made timely payments of interest (including Additional Interest) on the Securities during the immediately preceding 18 months without deferrals; (iii) COMSAT Capital is not in arrears on payments of distributions on the Preferred Securities;
(iv) the Securities shall continue to pay Interest at least at a rate equal to the rate of distributions that accrue on the Preferred Securities; (v) the Securities are rated Investment Grade; and (vi) the final maturity of the Securities is not later than the 49th anniversary of the date of issuance of the Preferred Securities.

                  COMSAT shall have the right at any time during the term of this Security to extend the interest payment period from time to time to a period not exceeding 60 consecutive months, during which periods interest will compound monthly, and at the end of which periods COMSAT shall pay all interest then accrued and unpaid (together with Additional Interest); provided that during any such extended interest payment period COMSAT shall not declare or pay any dividend on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than as a result of a reclassification of such capital stock or the exchange or conversion of one class or series of capital stock for another class or series of capital stock), or make any guarantee payments with respect to the foregoing (other than payments under the Parent Guarantee). Prior to the termination of any such extended interest payment period, COMSAT may further extend the interest payment period, provided that such extended interest payment period together with all such previous and further extensions thereof may not exceed 60 consecutive months, nor may such extended interest payment period extend the Stated Maturity of this Security. After COMSAT has paid all accrued and unpaid interest (including Additional Interest) following an extended interest payment period, it may again extend interest payment periods for up to 60 consecutive months, subject to the preceding sentence. If COMSAT Capital shall be the sole Holder of the Securities, COMSAT shall give COMSAT Capital notice of its selection of an extended interest payment period one Business Day prior to the earlier of (i) the date the dividends on the Preferred Securities are payable or (ii) the date COMSAT Capital is required to give notice to the NYSE or other applicable self-regulatory organization or to holders of the Preferred Securities of the record date or the date such dividend is payable, but in any event not less than one Business Day prior to such record date. COMSAT shall cause COMSAT Capital to give notice of COMSAT's selection of such extended interest payment period to the holders of the Preferred Securities. If COMSAT Capital is not the sole Holder of the Securities, COMSAT shall give the Holders of the Securities notice of its selection of such an extended interest payment period ten Business Days prior to the earlier of (i) the Interest Payment Date or (ii) the date COMSAT is required to give notice to the NYSE or other applicable self-regulatory organization, or to the Holders of the Securities, of the record or payment date of such related interest payment, but in any event not less than two Business Days prior to such record date.

                  Payment of the principal of and interest on this Security issued as a global security will be made to DTC, as the depository for the Securities, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. If the Securities are issued in certificated form, principal and interest will be payable, the transfer of the Securities will be registrable and the Securities will be exchangeable for Securities of other denominations of a like aggregate principal amount at the corporate trust office of the Trustee in New York City; provided, however, that, unless the Securities are held by COMSAT Capital or any successor permissible under the Limited Partnership Agreement (in which case payment shall be made by wire transfer), payment of interest may, at the option of COMSAT, be made by check mailed to the address of the Persons entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of the Indenture summarized on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, COMSAT has caused this instrument to be duly executed under its corporate seal.

Dated:                , 1995

                                                 COMSAT Corporation


[SEAL]
                                              By:
                                            Name:
                                           Title:


Attest:


Section 203.      Form of Reverse of Security.

                  This  Security  is  one  of a duly  authorized  issue  of
Securities of COMSAT, designated as its 81/8% Junior Subordinated Deferrable Interest Debentures Due July 18, 2025 (subject to extension, as provided herein) (herein called the "Securities"), limited in aggregate principal amount to $206,200,000, issued and to be issued under an Indenture, dated as of July 18, 1995 (herein called the "Indenture"), between COMSAT and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of COMSAT, the Trustee, the Holders of the Securities, the holders of Preferred Securities and the holders of Senior Indebtedness and of the terms upon which the Securities are, and are to be, authenticated and delivered. All terms used in this Security which are defined in the Indenture or in the Limited Partnership Agreement attached as Annex A thereto shall have the meanings assigned to them in the Indenture or the Limited Partnership Agreement, as the case may be.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                  The Trustee or the Holders of not less than 25% in aggregate outstanding principal amount of the Securities may declare the principal of and interest (including any Additional Interest) on the Securities due and payable immediately on default with respect to such Securities; provided, however, that after such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in aggregate principal amount of outstanding Securities may, under certain circumstances, rescind and annul such acceleration if all Events of Default with respect to such Securities, other than the non-payment of accelerated principal, have been cured or waived as provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, COMSAT and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Securities, to modify the Indenture or any supplemental indenture affecting the Securities or the rights of the Holders of Securities. Any such consent by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Security.

                  The Securities shall be subject to redemption at the option of COMSAT without premium or penalty, in whole or in part, concurrent with the redemption by COMSAT Capital of the Preferred Securities (if any Preferred Securities are then outstanding), at any time or from time to time on or after July 18, 2000, as provided in the Indenture, upon not less than 30 days' nor more than 60 days' notice, at a Redemption Price equal to 100% of the principal amount to be redeemed, plus any accrued and unpaid interest (including Additional Interest, if any), to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. The Company has covenanted to exercise such right to redeem if COMSAT Capital redeems its Preferred Securities.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of COMSAT, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the corporate trust office of the Trustee in New York City, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to COMSAT and the Security Registrar duly executed by the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities, if distributed to holders of Preferred Securities in a dissolution of COMSAT Capital, will initially be issued as a global security. If the Securities are issued in certificated form, such Securities will be issued in denominations of $25 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but COMSAT may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, COMSAT, the Trustee and any agent of COMSAT or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither COMSAT, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance by COMSAT with certain conditions set forth therein.


Section 204.      Form of Trustee's Certificate of Authentication.

                  This is one of the Securities referred to in the within-mentioned Indenture.



                                        The First National Bank of Chicago,
                                                                as Trustee


                                      By:
                                                Authorized Officer

                               ARTICLE THREE

                              THE SECURITIES


Section 301.      Title and Terms.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is $206,200,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306 or 906.

                  The Securities shall be known and designated as the "81/8% Junior Subordinated Deferrable Interest Debentures Due July 18, 2025" of the Company. Their Stated Maturity shall be the earliest of July 18, 2025 (subject to extension, as provided herein) or, except in the event that (A) a Tax Event or an Investment Company Event has occurred and the General Partner of COMSAT Capital has elected to dissolve COMSAT Capital and cause the Securities to be distributed to the holders of the Preferred Securities in liquidation of COMSAT Capital as provided in Clauses (ii) or
(iii) of Section 6.2(c) of the Limited Partnership Agreement or (B) COMSAT Capital is consolidated, amalgamated, merged with or into, or replaced by, or conveys, transfers or leases its properties and assets as an entirety to, any corporation or other body pursuant to Section 9.12 of the Limited Partnership Agreement, the date upon which COMSAT Capital is dissolved, wound-up, liquidated or terminated (other than any termination within the meaning of section 708(b)(1)(B) of the Internal Revenue Code of 1986 or equivalent provision of subsequent law, which termination does not constitute a termination of COMSAT Capital for any other purpose), and they shall bear interest at the rate of 81/8% per annum, from July 18, 1995 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable monthly, in arrears, on the last day of each calendar month of each year, commencing July 31, 1995 until the principal thereof is paid or made available for payment. Interest will compound monthly and will accrue at the annual rate of 81/8% on any interest installment that is not paid when due or during an extension of an interest payment period as set forth below in this Section 301. In the event that any date on which interest is payable on the Securities is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  If at any time COMSAT Capital shall be required to pay any interest on dividends in respect of the Preferred Securities pursuant to the terms thereof, then the Company will pay as interest to COMSAT Capital as the holder of the Securities Additional Interest. In addition, if COMSAT Capital would be required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company also will pay as Additional Interest such amounts as shall be required so that the net amounts received and retained by COMSAT Capital after paying any such taxes, duties, assessments or governmental charges will be not less than the amounts COMSAT Capital would have received had no such taxes, duties, assessments or governmental charges been imposed. The obligations of the Company under this paragraph shall survive any satisfaction and discharge or any defeasance pursuant to Article Four hereof.

                  The Company may, by Company Order, prior to the Scheduled Maturity Date, extend the maturity date of the Securities no more than one time, for up to an additional 19 years from the Scheduled Maturity Date, provided that at the time of such extension (i) no Event of Default or event which after notice or lapse of time, or both, would become an Event of Default specified in Section 501(5) or Section 501(6) shall have occurred and be continuing; (ii) the Company has made timely payments of interest (including Additional Interest) on the Securities during the immediately preceding 18 months without deferrals; (iii) COMSAT Capital is not in arrears on payments of distributions on the Preferred Securities;
(iv) the Securities shall continue to pay Interest at least at a rate equal to the rate of distributions that accrue on the Preferred Securities; (v) the Securities are rated Investment Grade; and (vi) the final maturity of the Securities is not later than the 49th anniversary of the date of issuance of the Preferred Securities.

                  The Company shall have the right, at any time during the term of the Securities, to extend the interest payment period from time to time to a period not exceeding 60 consecutive months, provided that during the period of any such extension, interest will continue to accrue and compound monthly. At the end of any such extended interest payment period, the Company shall pay all interest then accrued and unpaid (together with Additional Interest thereon); provided that during any such extended interest payment period COMSAT shall not declare or pay any dividend on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than as a result of a reclassification of such capital stock or the exchange or conversion of one class or series of capital stock for another class or series of capital stock), or make any guarantee payments with respect to the foregoing (other than payments under the Parent Guarantee). Prior to the termination of any such extended interest payment period, the Company may further extend the interest payment period, provided that such extended interest payment period together with all such previous and further extensions thereof may not exceed 60 consecutive months and provided, further, that in no event shall any extension of the interest payment period extend beyond the Stated Maturity of the Securities. After the Company has paid all accrued and unpaid interest (including Additional Interest) following an extended interest payment period, it may again extend interest payment periods for up to 60 consecutive months, subject to the preceding sentence. If COMSAT Capital shall be the sole Holder of the Securities, COMSAT shall give COMSAT Capital notice of its selection of an extended interest payment period one Business Day prior to the earlier of
(i) the date the dividends on the Preferred Securities are payable or (ii) the date COMSAT Capital is required to give notice to the NYSE or other applicable self-regulatory organization or to holders of the Preferred Securities of the record date or the date such dividend is payable, but in any event not less than one Business Day prior to such record date. COMSAT shall cause COMSAT Capital to give notice of COMSAT's selection of such extended interest payment period to the holders of the Preferred Securities. If COMSAT Capital is not the sole Holder of the Securities, COMSAT shall give the Holders of the Securities notice of its selection of such an extended interest payment period ten Business Days prior to the earlier of (i) the Interest Payment Date or (ii) the date COMSAT is required to give notice to the NYSE or other applicable self-regulatory organization, or to the Holders of the Securities, of the record or payment date of such related interest payment, but in any event not less than two Business Days prior to such record date.

                  The principal of and interest on the Securities issued as a global security will be made to DTC, as the depository for the Securities. The Trustee or the Holders of not less than 25% in aggregate outstanding principal amount of the Securities may declare the principal of and interest (including any Additional Interest) on the Securities due and payable immediately on any Event of Default; provided, however, that after such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in aggregate principal amount of outstanding Securities may, under certain circumstances, rescind and annul such acceleration if all Events of Default, other than the non-payment of accelerated principal, have been cured or waived as provided in the Indenture. Unless the Holder of the Preferred Securities is COMSAT Capital (in which case payment of interest shall be made by wire transfer), payment of interest may be made, at the option of the Company, by check mailed to the address of the Persons entitled thereto as such address shall appear in the Security Register.

                  The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Eleven.

                  The Securities shall be redeemable as provided in Article Twelve.

Section 302.      Denominations.

                  The Securities, if distributed to holders of Preferred Securities in a dissolution of COMSAT Capital, will initially be issued as a global security. If the Securities are issued in certificated form, such Securities will be issued only in registered form without coupons and only in denominations of $25 and integral multiples thereof.


Section 303.      Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

                  Each   Security   shall   be   dated   the  date  of  its
authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.


Section 304.      Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


Section 305.      Registration, Registration of Transfer and
                  Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to
Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than (i) exchanges pursuant to Section 304 or 906 not involving any transfer or (ii) transfers contemplated by Section 6.2(c) or
9.12 of the Limited Partnership Agreement.


Section 306.      Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired,by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


Section 307.      Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day next preceding such Interest Payment Date; provided, however, that if the Securities shall not continue to remain in book-entry-only form, the Company shall have the right to select record dates which shall be more than one Business Day prior to the Interest Payment Date.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and, if so listed, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue (including in each such case Additional Interest), which were carried by such other Security.


Section 308.      Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest (including Additional Interest) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


Section 309.      Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.


Section 310.      Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full monthly interest period, shall be computed on the basis of the actual number of days elapsed in such period.



                               ARTICLE FOUR

                        SATISFACTION AND DISCHARGE


Section 401.      Satisfaction and Discharge of Indenture.

                  This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, as to the obligations of the Company pursuant to Sections 306, 402, 1002 and 1003, and as to the obligation of the Company to pay Additional Interest when due), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)        either

                             (A) all Securities  theretofore  authenticated
                  and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                             (B) all such Securities not theretofore delivered
                  to the Trustee for cancellation
                                    (i)     have become due and payable, or

                                    (ii)    will become due and payable at
                                 their Stated Maturity within one year, or

                                    (iii) are to be called  for  redemption
                             within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including Additional Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section or if money and/or U.S. Government Obligations shall have been deposited with the Trustee pursuant to Section 403, the obligations of the Trustee under Section 402 and the last paragraph of
Section 1003 shall survive.


Section 402.      Application of Trust Money.

                  Subject  to the  provisions  of  the  last  paragraph  of
Section 1003, all money deposited with the Trustee pursuant to Section 401, all money and/or U.S. Government Obligations deposited with the Trustee pursuant to Section 403, and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to
Section 403 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest, if any, for whose payment such money has been deposited with the Trustee.

                  The Trustee shall deliver or pay to the Company from time to time upon Company Request any money and/or U.S.

Government Obligations held by it as provided in Section 402 or in Section 403 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such money and/or U.S. Government Obligations were deposited or received.

Section 403.      Defeasance and Discharge of Indenture.

                  (1) Notwithstanding the provisions of Section 401 but subject to Section 403(2), the Company shall have the option, to be exercised by Board Resolution, to pay and discharge the entire indebtedness on all the Outstanding Securities; provided that the following conditions have been satisfied:

                             (A)  the Company shall have irrevocably deposited
in trust with the Trustee as trust funds, for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of Holders of Securities, money and/or U.S. Government Obligations for the payment of principal and each installment of interest on the Securities on their respective Stated Maturities, in accordance with this Indenture and the Securities;

                             (B)  the Company shall have delivered to the
Trustee  a  certificate  (addressed  to  the  Trustee)  from  a  nationally recognized firm of independent certified public accountants expressing their opinion that the payment of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts (but, in the case of the option to defease the debt in its entirety only, not more than such amounts) as will be sufficient to pay principal and each installment of interest on all the Outstanding Securities on their respective Stated Maturities, in accordance with this Indenture and the Securities;

                             (C)  91 days pass after the deposit is made or,
if longer, the day following the expiration of the longest preference period applicable to the Company in respect of such deposit occurs (it being understood that the condition in this clause (C) is a condition subsequent and shall not be deemed satisfied until the expiration of such period), and during such period no Event of Default or event which after notice or lapse of time, or both, would become an Event of Default specified in Section 501(5) or Section 501(6) occurs which is continuing at the end of the period;

                             (D)  no Event of Default or event which after
notice or lapse of time, or both, would become an Event of Default has occurred and is continuing on the date of such deposit and after giving effect thereto;

                             (E)  the exercise of the defeasance options does
not constitute a default under, or a breach or violation of, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                             (F)  the Company delivers to the Trustee an
Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

                             (G)  the Company delivers to the Trustee an
Opinion of Counsel to the effect that the Company has received from, or there has been published by, the United States Internal Revenue Service a ruling, or since the date of this Indenture there has been a change in tax law in either case to the effect that, and based thereon such opinion will confirm that, holders of Securities will not recognize gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount, in the same manner and at the same time as would have been the case if such deposit, defeasance and discharge was not to occur;

                             (H)  the Company shall have delivered to the
Trustee an Officers' Certificate to the effect that such defeasance shall not cause any Securities then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted;

                             (I)  such defeasance shall not cause the Trustee
for the Securities to have a conflicting interest as specified in Section 608 or for the purposes of the Trust Indenture Act with respect to any securities of the Company;

                             (J)  the Company shall have delivered to the
Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent and subsequent to the defeasance and discharge of the entire indebtedness on all Outstanding Securities as contemplated by this Section 403 have been complied with;

                             (K)      at the time of such deposit:  (i) no
default in the payment of all or a portion of principal of (or premium, if any) or interest on any Senior Indebtedness shall have occurred and be continuing, and no event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and (ii) no other event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting (after notice or the lapse of time, or both) the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause (i) or Clause (ii) above, each such default or event of default shall have been cured or waived or shall have ceased to exist; and

                             (L)      Such defeasance shall not result in the
trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

                  (2) Provided that all the conditions referred to in Clauses (A) through (L) of Section 403(1) have been satisfied, all of the provisions of this Indenture as they relate to the Outstanding Securities (except the provisions relating to (i) the rights of Holders of Securities to receive, from the trust funds described in Clause (A) of Section 403(1), payment of the principal of and any installment of interest on such Securities on the Stated Maturity or Redemption Date, as the case may be, of such principal or installment of interest in accordance with the terms of this Indenture and of the Securities, (ii) the Company's obligations with respect to such Securities under Section 304, Section 305, Section 306, Section 1002 and Section 1003 of this Indenture, (iii) the rights, powers, trusts, duties, and immunities of the Trustee under this Indenture,
(iv) the Company's obligations to pay Additional Interest as and when due in accordance with the terms of this Indenture and the Securities, and (v) this Article Four) shall no longer be in effect with respect to the Securities, and the Trustee, at the expense of the Company, shall, upon Company Request, execute proper instruments acknowledging the same.


Section 404.  Reinstatement.

                  If the Trustee or any Paying Agent shall be unable to apply any money or U.S. Government Obligations in accordance with Section 401 or Section 403 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under the Securities and under this Indenture with respect thereto shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 or Section 403, until such time as the Trustee or such Paying Agent shall be permitted to apply all such money or obligations in accordance with Section 401 or Section 403, provided, however, that if the Company shall have made any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or such Paying Agent.

                               ARTICLE FIVE

                                 REMEDIES


Section 501.      Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Eleven or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) failure for 10 days to pay any interest on the Securities, including any Additional Interest in respect thereof, when due; provided that a valid extension of the interest payment period by the Company pursuant to this Indenture shall not constitute a default in the payment of interest for this purpose; or

                  (2) failure to pay any principal or premium, if any, on the Securities when due, whether at maturity, upon redemption by declaration or otherwise; or

                  (3) failure by the Company to observe or perform any other covenant contained herein for a period of 90 days after written notice to the Company from any Holder of the Securities or any holder of Preferred Securities; or

                  (4) the dissolution, winding up, or termination (other than any termination within the meaning of section 708(b)(1)(B) of the Internal Revenue Code of 1986 or equivalent provision of subsequent law, which termination does not constitute a termination of COMSAT Capital for any other purpose) of COMSAT Capital, except in connection with the distribution of Securities to the holders of Preferred Securities in liquidation of COMSAT Capital pursuant to Section 6.2(c) or 9.12 of the Limited Partnership Agreement and in connection with certain mergers, consolidations or amalgamations permitted by Section 9.12 of the Limited Partnership Agreement; or

                  (5) entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of either, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company the Company in furtherance of any such action.


Section 502.      Acceleration of Maturity; Rescission and
                  Annulment.

                  If an Event of Default occurs and is continuing, then and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of, premium, if any, and interest (including any Additional Interest) on the Securities due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration, such principal, premium, if any, and all accrued interest shall become immediately due and payable; provided, however, that after such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in aggregate principal amount of Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such acceleration if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                             (A)    all overdue interest (including any
                  Additional Interest) on all Securities,

                             (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                             (C)  to  the  extent  that   payment  of  such
                  interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                             (D) all sums paid or  advanced  by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
Section 513.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.


Section 503.      Collection of Indebtedness and Suits for
                  Enforcement by Trustee.

                  The Company covenants that if

                  (1) default is made in the payment of any interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest (including any Additional
Interest), and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest (including any Additional Interest), at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


Section 504.      Trustee May File Proofs of Claim.

                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


Section 505.      Trustee May Enforce Claims Without Possession of
                  Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


Section 506.      Application of Money Collected.

                  Subject to Article Eleven, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest (including any Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First:     To the payment of all amounts due the Trustee
under Section 607; and

                  Second: To the payment of the amounts then due and unpaid for principal of and interest (including any Additional Interest) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including any Additional Interest), respectively.


Section 507.      Limitation on Suits.

                  No Holder of any Security will have any right to institute any proceeding with respect to this Indenture, or for any remedy hereunder, unless

                  (1) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default;

                  (2) if COMSAT Capital is not the sole Holder of Securities, the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute such proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Outstanding Securities a direction inconsistent with such written request; and

                  (5) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, has failed to institute any such proceeding;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the

Holders. However, the limitations contained in the previous sentence do not apply to a suit instituted by a Holder of a Security for enforcement of payment of principal of or interest on such Security on or after the respective due dates expressed in such Security.


Section 508.      Unconditional Right of Holders to Receive
                  Principal and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest (including any Additional Interest) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


Section 509.      Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


Section 510.      Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


Section 511.      Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any

Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


Section 512.      Control by Holders.

                  The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee determines that the action so directed may not be lawfully taken, or if a Responsible Officer or Officers determines that the action so directed would be unjustly prejudicial to the Holders of Securities not taking part in such direction or would involve the Trustee in personal liability; and

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


Section 513.      Waiver of Past Defaults.

                  Subject to Section 1006 hereof, the holders of not less than a majority in aggregate outstanding principal amount of the Securities may, on behalf of the holders of all the Securities, waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal or interest (including any Additional Interest) on any Security; or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.      Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or in any suit for the enforcement of the right to receive the principal of and interest (including any Additional Interest) on any Security.


Section 515.      Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.



                                ARTICLE SIX

                                THE TRUSTEE


Section 601.      Certain Duties and Responsibilities.

                  The Trustee, prior to the occurrence of an Event of Default with respect to Securities and after the curing of all Events of Default with respect to Securities which may have occurred, shall undertake to perform with respect to Securities only such duties as are specifically set forth in this Indenture and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to Securities has occurred (which has not been cured or waived), the Trustee shall exercise with respect to Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (a) prior to the occurrence of an Event of Default with respect to Securities and after the curing or waiving of all such Events of Default which may have occurred:

                  (1) the duties and obligations of the Trustee shall with respect to the Securities be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to such Securities except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities; and

                  (d) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

Section 602.      Notice of Defaults.

                  The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


Section 603.      Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


Section 604.      Not Responsible for Recitals or Issuance of
                  Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


Section 605.      May Hold Securities.

                  The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.


Section 606.      Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise provided herein or agreed with the Company.


Section 607.      Compensation and Reimbursement.

                  The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder

(which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


Section 608.      Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


Section 609.      Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


Section 610.      Resignation and Removal; Appointment of
                  Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d)        If at any time:

                             (1) the  Trustee  shall  fail to  comply  with
                  Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                             (2) the  Trustee  shall  cease to be  eligible
                  under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                             (3) the  Trustee  shall  become  incapable  of
                  acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee if, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a

Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


Section 611.      Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided that, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all Instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


Section 612. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


Section 613.      Preferential Collection of Claims Against
                  Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).



                               ARTICLE SEVEN

             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


Section 701.      Company to Furnish Trustee Names and Addresses of
                  Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                  (a) semiannually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the delivery thereof, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


Section 702.      Preservation of Information; Communications to
                  Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


Section 703.      Reports by Trustee.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.


Section 704.      Reports by Company.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                               ARTICLE EIGHT

                 CONSOLIDATION, MERGER, OR SALE OF ASSETS


Section 801.      No Restrictions.

                  Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Company or its successor or successors as an entirety, or substantially as an entirety, to any other corporation (whether or not affiliated with the Company or its successor or successors) authorized to acquire and operate the same; provided, however, the Company hereby covenants and agrees that, upon any such consolidation, merger, sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of and interest on the Securities, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to the Securities to be kept or performed by the Company, shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company shall have been merged, or by the entity which shall have acquired such property.


Section 802.      Successor Substituted.

                  (1) Upon any such consolidation, merger, sale, conveyance, transfer or other disposition, in accordance with Section 801 and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest on all of the Outstanding Securities and the due and punctual performance of all of the covenants and conditions of this Indenture with respect to the Securities to be kept or performed by the Company, the successor Person formed by such consolidation, merger, sale, conveyance, transfer or other disposition, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                  (2) In case of any such consolidation, merger, sale, conveyance, transfer or other disposition such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                  (3) Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

                               ARTICLE NINE

                          SUPPLEMENTAL INDENTURES


Section 901.      Supplemental Indentures Without Consent of
                  Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities;
or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3)        to secure the Securities; or

                  (4) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision contained herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (4) shall not adversely affect the interests of the Holders of the Securities.

                  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 902. No consent of the holders of any Preferred Securities shall be required in connection with any supplemental indenture entered into pursuant to this Section 901.

Section 902.      Supplemental Indentures with Consent of Holders.

                  With the consent of the holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such modification shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) extend the Stated Maturity of the principal of (other than in accordance with the provisions of Section 301) or any installment of interest (including any Additional Interest) on any Security or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon; or

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture; or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first-class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Holders of all Outstanding the Securities as their names and addresses appear upon the Securities Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.


Section 903.      Execution of Supplemental Indentures.

                  In executing,  or accepting the additional trusts created
by,  any   supplemental   indenture   permitted  by  this  Article  or  the
modifications thereby of the trusts created by this

Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders of the Securities required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.


Section 904.      Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments.


Section 905.      Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


Section 906.      Reference in Securities to Supplemental
                  Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which the Securities may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                ARTICLE TEN

                 COVENANTS; REPRESENTATIONS AND WARRANTIES


Section 1001.     Payment of Principal and Interest.

                  The Company will duly and punctually pay or cause to be paid the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.


Section 1002.     Maintenance of Office or Agency.

                  The Company will maintain in The City of New York an office or agency (i) where Securities may be presented or surrendered for payment, (ii) where Securities may be surrendered for registration of transfer or exchange, and (iii) where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


Section 1003.     Money for Securities Payments to Be Held in
Trust.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.


Section 1004.     Statement by Officers as to Default.

                  The Company will deliver to the Trustee, on or before May 15 in each calendar year in which any of the Securities are Outstanding, or on or before such other day in each calendar year as the Company and the Trustee may from time to time agree upon, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the

Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


Section 1005.     Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


Section 1006.     Additional Covenants.

                  The Company agrees it will not, directly or indirectly, declare or pay any dividend on, or redeem, purchase, acquire or make a distribution or liquidation payment with respect to, any of its Common Stock or preferred stock (other than as a result of a reclassification of such Common Stock or preferred stock or the exchange or conversion of one class or series of Common Stock or preferred stock for another class or series of Common Stock or preferred stock), or make any guarantee payments with respect to the foregoing, if at such time (a) there shall have occurred any event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder, (b) the Company shall be in default with respect to its payment of any obligations under the Parent Guarantee or (c) the Company shall have given notice of its selection of an extended interest payment period as provided herein and such period, or any extension thereof, shall be continuing. The Company also covenants (i) to remain the sole General Partner of COMSAT Capital and maintain 100% ownership of the general partnership interests thereof; provided that any permitted successor of the Company under Article Eight may succeed to the Company's duties as General Partner, (ii) to contribute capital in an amount equal to at least 3% of the total capital contributions to COMSAT Capital, (iii) not to voluntarily dissolve, wind-up or terminate COMSAT Capital, except in connection with the distribution of Securities to the holders of Preferred Securities in liquidation of COMSAT Capital pursuant to Section 6.2(c) or 9.12 of the Limited Partnership Agreement and in connection with certain mergers, consolidations or amalgamations permitted by the Limited Partnership Agreement, (iv) to perform timely all of its duties as General Partner (including the duty to declare and pay Dividends on the Preferred Securities), and (v) to use its reasonable efforts to cause COMSAT Capital to remain a limited partnership except in connection with certain mergers, consolidations or amalgamations permitted by the Limited Partnership Agreement and otherwise to continue not to be treated as an association taxable as a corporation for United States federal income tax purposes.

                  The Company also covenants that so long as any Securities are held by COMSAT Capital, the General Partner shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or executing any trust or power conferred on the Trustee with respect to the Securities, (ii) waive any past default which is waivable under this Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Securities shall be due and payable, or (iv) consent to any amendment, modification or termination of this Indenture, where such consent shall be required, without, in each case, obtaining the prior approval of the holders of at least 66 2/3% or more in liquidation preference of the Preferred Securities then outstanding, provided, however, that where a consent under this Indenture would require the consent of each Holder affected thereby, no such consent shall be given by the General Partner without the prior consent of each holder of the Preferred Securities. The General Partner shall not revoke any action previously authorized or approved by a vote of the Preferred Securities, without the approval of the holders of Preferred Securities representing 66 2/3% or more of the aggregate liquidation preference of the Outstanding Preferred Securities. The General Partner shall notify all holders of the Preferred Securities of any notice of default received from the Trustee with respect to the Securities.

                  The Company also covenants that if the Securities are distributed to the holders of the Preferred Securities upon the dissolution of COMSAT Capital, the Company will use its best efforts to list the Securities on the NYSE or on such other exchange as the Preferred Securities are then listed and traded on the same part of any such exchange.



                              ARTICLE ELEVEN

                        SUBORDINATION OF SECURITIES


Section 1101.     Securities Subordinate to Senior Indebtedness.

                  The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article Four), the payment of the principal of, premium, if any, and interest (including any Additional Interest) on each and all of the Securities is hereby expressly made subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or hereafter incurred.


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





Section 1102.     Payment Over of Proceeds Upon Dissolution, Etc.

                  Upon any  payment by, or  distribution  of assets of, the
Company to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character whether in cash, property or securities, on account of the principal of or interest on the Securities or on account of any purchase, redemption or other acquisition of Securities by the Company, any Subsidiary of the Company, the Trustee or any Paying Agent (all such payments, distributions, purchases, redemptions and acquisitions herein referred to, individually and collectively, as a "Securities Payment"); any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this Article shall be paid by the Company or by any liquidating trustee or agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to pay all Senior Indebtedness in full, after giving
effect  to  any   concurrent   payment  to  the   holders  of  such  Senior
Indebtedness.

                  In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing before all Senior Indebtedness is paid in full or payment thereof provided for in cash, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment to or for the holders of Senior Indebtedness.

                  For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1102 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such Properties and assets, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.


Section 1103.     No Payment When Senior Indebtedness in Default.

                  In the event that any Senior Payment Default (as defined below) shall have occurred, then no Securities Payment shall be made, nor shall any property of the Company or any Subsidiary of the Company be applied to the purchase, acquisition, retirement or redemption of the Securities, unless and until such Senior Payment Default shall have been cured or waived in writing or shall have ceased to exist or all amounts then due and payable in respect of such Senior Indebtedness (including amounts that have become and remain due by acceleration) shall have been paid in full in cash. "Senior Payment Default" means (a) any default in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness, unless and until such default shall have been cured or waived or shall have ceased to exist, and (b) the acceleration of the maturity of any Senior Indebtedness because of a default.

                  The provisions of this Section shall not apply to any payment on account of the principal or interest on the Securities with respect to which Section 1102 hereof would be applicable.


Section 1104.     Payment Permitted If No Default.

                  Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any dissolution, winding-up,  liquidation or  reorganization  of the Company  referred to in
Section 1102 hereof or under the conditions described in Section 1103 hereof, from making any payments on account of the principal or interest on the Securities.


Section 1105.     Subrogation to Rights of Holders of Senior
                  Indebtedness.

                  Subject to the payment in full of all Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to or for the benefit of the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.


Section 1106.     Provisions Solely to Define Relative Rights.

                  The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company) to pay to the Holders of the Securities the principal of and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

Section 1107.     Trustee to Effectuate Subordination.

                  Each  Holder  of a  Security  by his  or  her  acceptance
thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a proper claim at least 30 days before the expiration of the time to file such claim, then the holders of the Senior Indebtedness and their agents, trustees or other representatives are authorized to do so (but,shall in no event be liable for any failure to do so) for and on behalf of the Holders of the Securities.


Section 1108.     No Waiver of Subordination Provisions.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without  in  any  way  limiting  the  generality  of  the
foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) permit the Company to borrow, repay and then reborrow any or all of the Senior Indebtedness; (iii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iv) release any Person liable in any manner for the collection of Senior Indebtedness; (v) exercise or refrain from exercising any rights against the Company and any other Person; and (vi) apply any sums received by them to Senior Indebtedness.

Section 1109.     Notice to Trustee.

                  The  Company  shall  give  prompt  written  notice to the
Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company, any holder of Senior Indebtedness, any Designated Senior Holder or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, but without limiting the rights and remedies of the holders of Senior Indebtedness or any trustee, fiduciary or agent therefor, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date. Any notice required or permitted to be given to the Trustee by a holder of Senior
Indebtedness or by any Designated Senior Holder shall be in writing and shall be sufficient for every purpose hereunder if in writing and either
(i) sent via facsimile to the Trustee, the receipt of which shall be confirmed via telephone, or (ii) mailed, first class postage prepaid, or sent by overnight carrier, to the Trustee addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address furnished in writing to such holder of Senior Indebtedness by the Trustee.

                  Subject to the provisions of Section 601 hereof, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness or Designated Senior Holder to establish that such notice has been given by a holder of Senior Indebtedness or Designated Senior Holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness or Designated Senior Holder to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and


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any other facts  pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  Notwithstanding anything else contained herein, no notice, request or other communication to or with the Trustee shall be deemed given unless received by a Responsible officer at the Trustee's principal corporate trust office.


Section 1110.     Reliance on Judicial Order or Certificate of
                  Liquidating Agent.

                  Upon any payment or distribution of assets of the Company
referred to in this  Article,  the Trustee,  subject to the  provisions  of
Section 601 hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


Section 1111.     Trustee Not Fiduciary for Holders of Senior
                  Indebtedness.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.


Section 1112.     Rights of Trustee as Holder of Senior
                  Indebtedness; Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.



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                  Nothing  in this  Article  shall  apply to claims  of, or
payments to, the Trustee under or pursuant to Section 607 hereof.


Section 1113.     Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1111 hereof shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

Section 1114.     Trust Moneys Not Subordinated.

                  Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust by the Trustee under Article Four for the payment of the principal of and interest (including Additional Interest) on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article, and no Holder of Securities nor the Trustee shall be obligated to pay over any such amount to the Company, any holder of Senior Indebtedness, any Designated Senior Holder or any other creditor of the Company.



                              ARTICLE TWELVE

                         REDEMPTION OF SECURITIES


Section 1201.     Mandatory Redemption; Optional Redemption.

                  (a) If COMSAT Capital redeems the Preferred Securities in accordance with the terms thereof, the Securities will become due and payable in a principal amount equal to the aggregate stated liquidation preference of the Preferred Securities so redeemed, together with any accrued and unpaid interest thereon, including Additional Interest, if any. Upon any such event, the Company shall redeem the Securities not later than the date of redemption of the Preferred Securities, and shall pay the Redemption Price therefor prior to 12:00 noon, New York City time, on the date of such redemption or at such other time on such earlier date as the Company and COMSAT Capital agree.

                  (b) The Company shall have the right to redeem the Securities without premium or penalty, in whole or in part,


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concurrent   with  the  redemption  by  COMSAT  Capital  of  the  Preferred
Securities (if any Preferred Securities are then outstanding), at any time or from time to time, on or after July 18, 2000, at a redemption price equal to 100% of the principal amount to be redeemed, plus any accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date.

                  In the event of any redemption in part, the Company shall not be required to (i) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of Securities and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all holders of Securities and (ii) register the transfer of or exchange any Securities so selected for redemption, in whole or in part, except the unredeemed portion of any Securities being redeemed in part.


Section 1202.     Applicability of Article.

                  Redemption of Securities at the election of the Company, as permitted by Section 1201(b), shall be made in accordance with such provision and this Article.


Section 1203.     Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem Securities pursuant to Section 1201 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 30 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to
Section 1204.


Section 1204.     Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall be irrevocable and shall state:

                  (1)        the Redemption Date,

                  (2)        the Redemption Price,



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                  (3) that on the Redemption Date the Redemption Price will
become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

                  (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


Section 1205.     Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section
1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.


Section 1206.     Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date, unless the Company shall default in the payment of the Redemption Price and accrued interest, such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of
Section 307.




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                  If any  Security  called for  redemption  shall not be so
paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.




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                  This   instrument  may  be  executed  in  any  number  of
counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first written above.


                                    COMSAT Corporation



                                      By:   /s/ Bruce L. Crockett
                                            Bruce L. Crockett
[SEAL]                                      President and Chief Executive
                                            Officer


Attest:  /s/ Nancy E. Weber
         Assistant Secretary


                    The First National Bank of Chicago



                                      By:   /s/ John R. Prendiville
[SEAL]                                      Name: John R. Prendiville
                                            Its: Vice President


Attest:  /s/ Barbara G. Grosse





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STATE OF MARYLAND                     )      ss.:
COUNTY OF MONTGOMERY                  )


                  On the 14th day of July, 1995 before me personally came Bruce L. Crockett, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of COMSAT Corporation, a corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by authority of the Board of Directors of such corporation.



                                                /s/ Lesa D. Kopsidas   [Seal]
                              Notary Public          ------------------
                                                      Lesa D. Kopsidas
                      Notary Public State of Maryland
                  My Commission Expires January 14, 1998





STATE OF ILLINOIS             )      ss.:
COUNTY OF COOK                )


                  On the 13th day of July, 1995, before me personally came John Prendiville, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of The First National Bank of Chicago, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                 /s/ Nilda Sierra       [Seal]
                               Notary Public
                                                      Official Seal
                                                      Nilda Sierra
                     Notary Public, State of Illinois
                      My Commission Expires 11/12/97


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